UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 21, 2009

Date of earliest event reported: August 20, 2009

Warner Chilcott Limited

(Exact name of registrant as specified in its charter)

Bermuda	1-33039	98-0496358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMPLETION OF THE TRANSACTION

On August 14, 2009, the Supreme Court of Bermuda sanctioned the scheme of arrangement between Warner Chilcott Limited and its shareholders (the “Scheme of Arrangement”) the purpose of which was to effect a transaction (the “Transaction”) pursuant to which each shareholder of Warner Chilcott Limited Class A common shares, par value $0.01 per share, received ordinary shares, par value $0.01 per share, of Warner Chilcott plc on a one-for-one basis. The Scheme of Arrangement became effective upon the filing of the court order sanctioning the Scheme of Arrangement with the Bermuda Registrar of Companies on August 20, 2009. As a result of the Transaction, Warner Chilcott Limited became a wholly owned subsidiary of Warner Chilcott plc, a newly formed public limited company organized in, and a tax resident of, Ireland.

At 7:30 p.m., New York Time, on August 20, 2009 (the “Transaction Time”), the following steps occurred effectively simultaneously:

1.	all previously outstanding Class A common shares of Warner Chilcott Limited were cancelled;

2.	Warner Chilcott Limited issued 100 Class A common shares to Warner Chilcott plc (which constituted all of Warner Chilcott Limited’s issued shares at such time);

3.	Warner Chilcott plc issued ordinary shares on a one-for-one basis to the holders of Warner Chilcott Limited Class A common shares that had been cancelled, resulting in the issuance of 251,315,682 ordinary shares in the aggregate; and

4.	all previously outstanding ordinary shares of Warner Chilcott plc, which prior to the Transaction Time were held by Warner Chilcott Limited and its nominees, were acquired by Warner Chilcott plc and then cancelled, in accordance with a resolution passed by Warner Chilcott Limited and such nominees.

Prior to the Transaction, the Warner Chilcott Limited Class A common shares were listed on the NASDAQ Stock Exchange (the “NASDAQ”) under the symbol “WCRX” and registered under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). In connection with the Transaction, Warner Chilcott Limited expects to file with the SEC an application on Form 25 to strike the Warner Chilcott Limited Class A common shares from listing on NASDAQ and from registration under Section 12(b) of the Exchange Act. Warner Chilcott Limited also expects to file a Form 15 with the SEC to terminate the registration of the Warner Chilcott Limited Class A common shares under Section 12(g) of the Exchange Act and to suspend its duty under Section 15(d) of the Exchange Act to file reports required by Section 13(a) of the Exchange Act with respect to the Warner Chilcott Limited Class A common shares.

The Warner Chilcott plc ordinary shares are deemed registered under Section 12(b) of the Exchange Act pursuant to
Rule 12g-3(a) under the Exchange Act. The Warner Chilcott plc ordinary shares began trading on the NASDAQ under the symbol “WCRX,” the same symbol under which the Warner Chilcott Limited Class A common shares previously traded, on August 21, 2009.

Under Irish law, Warner Chilcott plc requires “distributable reserves” in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2009 (the “Irish Companies Acts”) to enable it to make distributions (including the payment of cash dividends) to its shareholders, or to redeem or buy back shares. Immediately following implementation of the Transaction, the unconsolidated balance sheet of Warner Chilcott plc did not contain any distributable reserves. Warner Chilcott plc is seeking to create distributable reserves, which requires the approval of the Irish High Court.

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

Warner Chilcott Limited and Warner Chilcott plc have entered into indemnification agreements (the “Indemnification Agreements”) with each of the directors of Warner Chilcott plc and its Secretary that provide that Warner Chilcott Limited will indemnify the indemnitee against claims related to such indemnitee’s service to Warner Chilcott plc, and against claims related to such indemnitee’s service to Warner Chilcott Limited, except (i) in respect of any claim as to which a final and non-appealable judgment is rendered against the indemnitee (x) for an accounting of profits made from the purchase or sale by such indemnitee of securities of Warner Chilcott plc, or

Warner Chilcott Limited, as applicable, pursuant to the provisions of Section 16(b) of the Exchange Act or similar provision of state statutory or common law or (y) for reimbursement to Warner Chilcott plc, or Warner Chilcott Limited, as applicable, of any bonus or other incentive-based or equity-based compensation or of any profits realized by such indemnitee from the sale of securities of Warner Chilcott plc, or Warner Chilcott Limited, as applicable, as required under the Exchange Act; (ii) in certain circumstances, in respect of any action, suit or proceeding initiated by the indemnitee against Warner Chilcott plc, Warner Chilcott Limited or any of their respective subsidiaries, directors, officers, employees, agents or other indemnities; (iii) in respect of any proceeding brought by Warner Chilcott plc, Warner Chilcott Limited or any of their respective subsidiaries against such indemnitee; (iv) in respect of any claim as to which a court of competent jurisdiction has determined in a final and non-appealable judgment that indemnification is not permitted under applicable law; (v) in respect of any claim as to which the indemnitee is convicted of a crime constituting a felony under the laws of the jurisdiction where the criminal action was brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which the indemnitee is sentenced to death or imprisonment for a term exceeding one year). The Indemnification Agreements provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification. The Indemnification Agreements further provide that prior to seeking an indemnification payment or expense advancement under the agreement, the indemnitee shall seek an indemnification payment or expense advancement under any applicable insurance policy. In the event an indemnification payment or expense advancement is not received pursuant to an insurance policy within five business days of a request of the insurer, the indemnitee shall be entitled to receive such indemnification payment or expense advancement pursuant to the terms of the Indemnification Agreement. Any appropriate person or body consisting of a member or members of the board of directors of Warner Chilcott plc or any other person or body appointed by the board of directors of Warner Chilcott plc who is not a party to the particular proceeding with respect to which the indemnitee is seeking indemnification, or an independent counsel, may preclude an indemnification payment or expense advance under the Indemnification Agreement if such person or body determines that the indemnitee is not permitted to be indemnified under applicable law. The indemnitee seeking indemnification may challenge such determination. The Indemnification Agreements provide that in the event the indemnitee receives judgment in his or her favor or the claim against the indemnitee is otherwise disposed of in a manner that allows Warner Chilcott plc to indemnify such indemnitee under its articles of association as then in effect, Warner Chilcott plc will reimburse Warner Chilcott Limited for any related indemnification payments or expense advancements.

A copy of the form of Indemnification Agreement is filed herewith as Exhibit 10.5 and incorporated into this Item 1.01 by reference, and the foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to Exhibit 10.5.

Assumption of Employee Stock and Incentive Compensation Plans and Awards

On August 20, 2009, Warner Chilcott plc entered into a Deed Poll of Assumption (the “EIP Deed Poll”) relating to the Warner Chilcott Equity Incentive Plan (as amended and restated, the “Equity Incentive Plan”), pursuant to which Warner Chilcott plc formally adopted the Equity Incentive Plan, including Warner Chilcott Limited’s existing obligations in connection with awards granted thereunder. The EIP Deed Poll provides that Warner Chilcott plc will undertake and discharge all of the rights and obligations previously discharged by Warner Chilcott Limited under the Equity Incentive Plan and exercise all of the powers previously exercised by Warner Chilcott Limited pursuant to the terms of the Equity Incentive Plan. All outstanding Warner Chilcott Limited equity awards issued under the Equity Incentive Plan on or before August 20, 2009 remain subject to the same terms and conditions as in effect immediately prior to their assumption by Warner Chilcott plc, except that upon the vesting or exercising of those awards, Warner Chilcott plc ordinary shares shall be issuable in lieu of Warner Chilcott Limited Class A common shares. Similarly, ordinary shares of Warner Chilcott plc, rather than Class A common shares of Warner Chilcott Limited, shall be issued, held available or used as appropriate to give effect to purchases made under the Equity Incentive Plan. A copy of the EIP Deed Poll is filed herewith as Exhibit 10.3 and incorporated into this Item 1.01 by reference, and the foregoing summary of the EIP Deed Poll is qualified in its entirety by reference to Exhibit 10.3.

On August 20, 2009, Warner Chilcott plc also entered into a Deed Poll of Assumption (the “MIP Deed Poll”) relating to the Warner Chilcott Management Incentive Plan (as amended and restated, the “Management Incentive Plan”), pursuant to which Warner Chilcott plc formally adopted the Management Incentive Plan, including Warner Chilcott Limited’s existing obligations in connection with awards granted thereunder. The MIP Deed Poll provides that Warner Chilcott plc will undertake and discharge all of the rights and obligations previously discharged by Warner Chilcott Limited under the Management Incentive Plan and exercise all of the powers previously exercised by Warner Chilcott Limited pursuant to the terms of the Management Incentive Plan. All outstanding Warner Chilcott Limited awards issued under the Management Incentive Plan on or before August 20, 2009 remain subject to the same terms and conditions as in effect immediately prior to their assumption by Warner Chilcott plc. A copy of the MIP Deed Poll is filed herewith as Exhibit 10.4 and incorporated into this Item 1.01 by reference, and the foregoing summary of the MIP Deed Poll is qualified in its entirety by reference to Exhibit 10.4.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information above under the heading “Completion of the Transaction” of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The information above under the heading “Completion of the Transaction” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information above under the heading “Completion of the Transaction” of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employee Stock and Incentive Compensation Plans and Awards

In connection with the Transaction, effective as of August 20, 2009, the Equity Incentive Plan was amended to provide (1) that ordinary shares of Warner Chilcott plc will be issued, held available or used to measure benefits as appropriate under the Equity Incentive Plan, in lieu of shares of Warner Chilcott Limited, including upon exercise of any options or upon the vesting of restricted shares previously issued under the Equity Incentive Plan; and (2) for the appropriate substitution of Warner Chilcott plc for Warner Chilcott Limited. In addition, the Management Incentive Plan was amended for the appropriate substitution of Warner Chilcott plc for Warner Chilcott Limited.

Copies of the Equity Incentive Plan and the Management Incentive Plan are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 5.02 by reference, and the foregoing summary of the Equity Incentive Plan and the Management Incentive Plan is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

The information under the heading “Assumption of Employee Stock and Incentive Compensation Plans and Awards” in Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 5.02 by reference.

Item 8.01.	Other Events.

Completion of the Transaction

On August 21, 2009, Warner Chilcott plc issued a press release announcing the completion of the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Supplemental Indenture

The Indenture, dated as of January 18, 2005, relating to the 8.75% Senior Subordinated Notes due 2015 (“Notes”) by and among Warner Chilcott Limited, Warner Chilcott Corporation, Warner Chilcott Holdings Company III, Limited (“Holdings”), Warner Chilcott Intermediate (Luxembourg) S.à r.l. (“Luxco”), WC Luxco S.à r.l. (“WC Luxco”), WC Pharmaceuticals I Limited, Warner Chilcott Company, LLC, Warner Chilcott (US), LLC and Wells Fargo Bank, National Association, as the Trustee (the “Indenture”) requires that Holdings provide to holders of the Notes the information required to be contained on Form 10-K, Form 10-Q and Form 8-K under the Exchange Act. In 2006, following the initial public offering of Warner Chilcott Limited, Warner Chilcott Limited entered into a supplemental indenture (the “First Supplemental Indenture”) to the Indenture to provide that it would guarantee the Notes. Under the Indenture as amended by the First Supplemental Indenture, under certain circumstances Warner Chilcott Limited may satisfy Holdings’ reporting obligations under the Indenture.

On August 20, 2009, upon completion of the Transaction, Warner Chilcott plc became the ultimate holding company of the Warner Chilcott group. The ordinary shares of Warner Chilcott plc are now deemed registered under Section 12(b) of the Exchange Act pursuant to Rule 12g-3(a) under the Exchange Act. As a result of such registration, Warner Chilcott plc will be obligated under the Exchange Act to file with the SEC reports on Form 10-K, Form 10-Q and Form 8-K.

On August 20, 2009, immediately following the Transaction Time, Warner Chilcott plc, Warner Chilcott Corporation, Holdings, Luxco, WC Luxco, WC Pharmaceuticals I Limited, Warner Chilcott Company, LLC, Warner Chilcott (US), LLC and Wells Fargo Bank, National Association, as the Trustee, entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, pursuant to which Warner Chilcott plc became an additional guarantor under the Indenture. The Fourth Supplemental Indenture also amended Section 4.17 of the Indenture to provide that Holdings’ obligations to furnish the information required to be contained on Form 10-K, Form 10-Q and Form 8-K to holders of the Notes may be satisfied for so long as Warner Chilcott Limited (or, following effectiveness of the Transaction, Warner Chilcott plc) is a guarantor of the Notes, has no material assets, liabilities or operations other than its direct or indirect ownership of Holdings and its guarantee of any debt of Holdings or any of the Subsidiaries (as defined under the Indenture) and has a reporting obligation under Section 13 or Section 15(d) of the Exchange Act, if Warner Chilcott Limited or Warner Chilcott plc files with the SEC the reports set forth in the Indenture and includes in a note to its financial statements included in such reports the condensed consolidating financial information specified by Rule 3-10 of Regulation S-X.

Also, on August 20, 2009, immediately following the Transaction Time, Warner Chilcott Limited, Warner Chilcott Corporation and Wells Fargo Bank, National Association, as Trustee entered into a Release of Guarantee (the “Release of Guarantee”), pursuant to which Warner Chilcott Limited’s guarantee of the Notes was released in accordance with Section 11.05(a)(1)(f) of the Indenture.

Holders of the Notes should be aware that Warner Chilcott plc has agreed to guarantee the Notes solely to eliminate having two companies in the same consolidated group file reports with the SEC that contain materially identical information and that Warner Chilcott plc has no material assets or operations other than its ownership of Warner Chilcott Limited and that it may, at any time, request the release of its guarantee of the Notes. Accordingly, holders of the Notes should not consider the guarantee of the Notes by Warner Chilcott plc to add to or change the financial credit represented by the guarantors of the Notes.

The Fourth Supplemental Indenture is filed herewith as Exhibit 4.1, and incorporated into this Item 8.01 by reference, and the foregoing summary of the Fourth Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.1. The Release of Guarantee is filed herewith as Exhibit 4.2, and incorporated into this Item 8.01 by reference, and the foregoing summary of the Release of Guarantee is qualified in its entirety by reference to Exhibit 4.2.

Amendments to Shareholders Agreements

On August 20, 2009, Warner Chilcott plc, Warner Chilcott Limited and the other parties to the Amended and Restated Shareholders Agreement, dated as of March 31, 2005, by and among Warner Chilcott Limited (f/k/a Warner Chilcott Holdings Company, Limited), Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and certain other persons named therein (as amended, the “Sponsors Shareholders Agreement”), entered into the second amendment to the Shareholders Agreement (the “Sponsors Shareholders Agreement Amendment”). Also on August 20, 2009, Warner Chilcott plc, Warner Chilcott Limited and the other parties to the Management Shareholders Agreement, dated as of March 28, 2005, by and among Warner Chilcott Limited (f/k/a Warner Chilcott Holdings Company, Limited), Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and certain other persons named therein (as amended, the “Management Shareholders Agreement” and, together with the Sponsors Shareholders Agreement, the “Shareholders Agreements”) entered into the second amendment to the Management Shareholders Agreement (the “Management Shareholders Agreement Amendment” and, together with the Sponsors Shareholders Agreement Amendment, the “Shareholders Agreements Amendments”). Pursuant to the Shareholders Agreements Amendments, Warner Chilcott Limited assigned all of its rights and obligations under the Shareholders Agreements to Warner Chilcott plc.

The Sponsors Shareholders Agreement Amendment is filed herewith as Exhibit 4.3, and incorporated into this Item 8.01 by reference, and the foregoing summary of the Sponsors Shareholders Agreement Amendment is qualified in its entirety by reference to Exhibit 4.3. The Management Shareholders Agreement Amendment is filed herewith as Exhibit 4.4, and incorporated into this Item 8.01 by reference, and the foregoing summary of the Management Shareholders Agreement Amendment is qualified in its entirety by reference to Exhibit 4.4.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	4.1	Fourth Supplemental Indenture, dated as of August 20, 2009, among Warner Chilcott plc, Warner Chilcott Corporation, Warner Chilcott Holdings Company III, Limited, Warner Chilcott Intermediate (Luxembourg) S.à r.l., WC Luxco S.à r.l., WC Pharmaceuticals I Limited, Warner Chilcott Company, LLC, Warner Chilcott (US), LLC and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	4.2	Release of Guarantee, dated as of August 20, 2009, among Warner Chilcott Limited, Warner Chilcott Corporation and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	10.1	Warner Chilcott Equity Incentive Plan (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	10.2	Warner Chilcott Management Incentive Plan (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	10.3	Deed Poll of Assumption relating to Equity Incentive Plan, dated as of August 20, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	10.4	Deed Poll of Assumption relating to Management Incentive Plan, dated as of August 20, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	10.5	Form of Indemnification Agreement for directors and Secretary of Warner Chilcott plc (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

	99.1	Press Release, dated August 21, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT LIMITED

By:	/s/ Paul Herendeen
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: August 21, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated as of August 20, 2009, among Warner Chilcott plc, Warner Chilcott Corporation, Warner Chilcott Holdings Company III, Limited, Warner Chilcott Intermediate (Luxembourg) S.à r.l., WC Luxco S.à r.l., WC Pharmaceuticals I Limited, Warner Chilcott Company, LLC, Warner Chilcott (US), LLC and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

4.2	Release of Guarantee, dated as of August 20, 2009, among Warner Chilcott Limited, Warner Chilcott Corporation and Wells Fargo Bank, National Association, as the Trustee (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

10.1	Warner Chilcott Equity Incentive Plan (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

10.2	Warner Chilcott Management Incentive Plan (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

10.3	Deed Poll of Assumption relating to Equity Incentive Plan, dated as of August 20, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

10.4	Deed Poll of Assumption relating to Management Incentive Plan, dated as of August 20, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

10.5	Form of Indemnification Agreement for directors and Secretary of Warner Chilcott plc (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)

99.1	Press Release, dated August 21, 2009 (incorporated by reference to the exhibit of the same number in the Current Report on Form 8-K filed by Warner Chilcott plc on August 21, 2008)